As filed with the Securities and Exchange Commission on March 1, 2004

                                                             File Nos. 333-46453
                                                                       811-08657


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             / X /
                                                                     ---
                           Pre-Effective Amendment No. ___          /   /
                                                                     ---
                           Post-Effective Amendment No. 10           / X /
                                                                     ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /
                                                                     ---
                           Amendment No. 11                          / X /
                                                                     ---
                        (Check appropriate box or boxes)

                           PIONEER EQUITY INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 742-7825

          Dorothy E. Bourassa, Secretary, Pioneer Equity Income Fund
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

         _X__ immediately upon filing pursuant to paragraph (b) ___ on [date] pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1)
            on [date] pursuant to paragraph (a)(1)
         ---
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

         ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


PIONEER
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EQUITY INCOME FUND

Prospectus


March 1, 2004


Class A, Class B and Class C Shares

Contents

Basic information about the fund ..............  1
Management ....................................  7
Buying, exchanging and selling shares .........  8
Dividends, capital gains and taxes ............ 35
Financial highlights .......................... 36

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO] PIONEER
       Investments(R)

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks and interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
o Favorable expected returns relative to perceived risk
o Management with demonstrated ability and commitment to the company
o Low market valuations relative to earnings forecast, book value, cash flow and sales
o Good prospects for dividend growth

Principal risks of investing in the fund
Even though the fund seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down (this risk may be greater in the short term)
o Value stocks fall out of favor with investors
o The fund's assets remain undervalued or do not have the potential value originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital appreciation
o Interest rates or inflation increases

Basic information about the fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


Annual return Class A shares

(Year ended December 31)

[The following table was depicted as a bar chart in the printed material.]

'94             -1.28
'95             32.04
'96             12.79
'97             34.89
'98             17.42
'99              0.77
'00             13.05
'01             -5.78
'02            -17.02
'03             23.14


The highest calendar quarterly return was 14.84% (3/31/03 to 6/30/03)

The lowest calendar quarterly return was -18.00% (6/30/02 to 9/30/02)

Comparison with the Russell 1000 Value Index


The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 1000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index.

Unlike the fund, the index is not managed and does not incur expenses. The table:

o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2003)



                                                                         Since      Inception
                                       1 Year  5 Years    10 Years   Inception           Date
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Class A
Return before taxes                     16.04     0.67        9.18       10.66        7/25/90
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Return after taxes on
distributions                           15.20    -0.61        7.57        8.97
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Return after taxes on
distributions and sale of shares        10.36    -0.03        7.18        8.52
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Class B
Return before taxes                     18.07     0.88         n/a        9.78         4/4/94
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Class C
Return before taxes                     22.17     1.00         n/a        7.75        1/31/96*
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Russell 1000 Value Index
(reflects no deduction for taxes)       30.03     3.56       11.88       12.43**
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* The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

** Reflects the return of the index since the inception of Class A shares. The return of the index since the inception of Class B shares is 12.51% and Class C shares is 10.45%.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Basic information about the fund


Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



Shareowner fees
paid directly from your investment                      Class A   Class B  Class C
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Maximum sales charge (load) when you buy shares
as a percentage of offering price                         5.75%      None     None
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Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                      None(1)        4%       1%
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Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets    Class A   Class B    Class C
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Management Fee                                   0.60%     0.60%      0.60%
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Distribution and Service (12b-1) Fee             0.25%     1.00%      1.00%
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Other Expenses                                   0.32%     0.42%      0.40%
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Total Annual Fund Operating Expenses             1.17%     2.02%      2.00%
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(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."

Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                 If you sell your shares         If you do not sell your shares
            ---------------------------------  ---------------------------------
                            Number of years you own your shares
            --------------------------------------------------------------------
               1       3         5        10       1       3         5        10
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Class A     $687    $925    $1,182    $1,914    $687    $925    $1,182    $1,914
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Class B      605     934     1,288     2,129     205     634     1,088     2,129
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Class C      303     627     1,078     2,327     203     627     1,078     2,327
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Non-principal investment strategies and related risks
As discussed, the fund primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on REITs

The fund may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Investments other than U.S. equity securities

The portion of the fund's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the fund acquires are expected to be securities convertible into common stocks. Generally, the fund acquires debt securities that are investment grade, but the fund may invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of current income and long-term growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities.


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with

Basic information about the fund


remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Derivatives
The fund may use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in stock market prices or interest rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values or interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2003, assets under management were approximately $145 billion worldwide, including over $34 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.60% per year of the fund's average daily net assets up to $10 billion and 0.575% on the assets over $10 billion. The fee is normally computed daily and paid monthly.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.


Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o How long you expect to own the shares
o The expenses paid by each class
o Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Distribution plans
The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


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Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
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Buying, exchanging and selling shares

Comparing classes of shares


                    Class A                     Class B                      Class C
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Why you might       Class A shares may be       You may prefer Class B       You may prefer Class C
prefer each class   your best alternative if    shares if you do not         shares if you do not
                    you prefer to pay an        want to pay an initial       wish to pay an initial
                    initial sales charge and    sales charge, or if you      sales charge and you
                    have lower annual           plan to hold your invest-    would rather pay higher
                    expenses, or if you         ment for at least six        annual expenses over
                    qualify for any reduction   years. Class B shares        time.
                    or waiver of the initial    are not recommended if
                    sales charge.               you are investing
                                                $250,000 or more.
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Initial sales       Up to 5.75% of the          None                         None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive a
                    commission from the
                    distributor of up to 5%,
                    declining as the size of
                    your investment
                    increases.
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Contingent          None, except in certain     Up to 4% is charged if       A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.        your shares within one
charges             the initial sales charge    The charge is reduced        year of purchase. Your
                    is waived.                  over time and not            investment firm may
                                                charged after six years.     receive a commission
                                                Your investment firm         from the distributor at
                                                may receive a commis-        the time of your pur-
                                                sion from the distributor    chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
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Distribution and    Up to 0.25% of average      Up to 1% of average          Up to 1% of average
service fees        daily net assets.           daily net assets.            daily net assets.
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Annual expenses     Lower than Class B or       Higher than Class A          Higher than Class A
(including          Class C.                    shares; Class B shares       shares; Class C shares
distribution and                                convert to Class A           do not convert to any
service fees)                                   shares after eight           other class of shares.
                                                years.                       You continue to pay
                                                                             higher annual expenses.
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Exchange            Class A shares of other     Class B shares of other      Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.        Pioneer mutual funds.
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Sales charges: Class A shares

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or distributions.


Investments of $1 million or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $10 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you pay a deferred sales charge if you sell your Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


Reduced sales charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under 21 if you (or your investment professional) notify the distributor of your eligibility for a reduced sales charge at the time of your purchase. Your investment professional must notify the distributor of your eligibility. You should confirm that your investment professional has notified the distributor of your eligibility. If your investment professional has not notified the distributor of your eligibility for a reduced sales charge at the time of purchase, you will risk losing the benefits of a reduced sales charge. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


See "Qualifying for a reduced sales charge" for more information.

Buying, exchanging and selling shares

Sales charges for Class A shares


                                      Sales charge as % of
                                    ------------------------
                                      Offering    Net amount
Amount of purchase                       price      invested
------------------------------------------------------------
Less than $50,000                         5.75          6.10
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$50,000 but less than $100,000            4.50          4.71
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$100,000 but less than $250,000           3.50          3.63
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$250,000 but less than $500,000           2.50          2.56
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$500,000 but less than $1 million         2.00          2.04
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$1 million or more                         -0-           -0-
------------------------------------------------------------


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Offering price
The net asset value per share plus any initial sales charge.
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Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within six years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge
---------------------------------------
On shares sold                As a % of
before the        dollar amount subject
end of year         to the sales charge
---------------------------------------
1                                     4
---------------------------------------
2                                     4
---------------------------------------
3                                     3
---------------------------------------
4                                     3
---------------------------------------
5                                     2
---------------------------------------
6                                     1
---------------------------------------
7+                                  -0-
---------------------------------------

Conversion to Class A shares

Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:

o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account

o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Buying, exchanging and selling shares

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Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
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Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
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Sales charges: Class C shares


You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


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Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible CDSC.

o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you purchased most recently
o You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
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Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
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Buying, exchanging and selling shares

Qualifying for a reduced sales charge

Initial Class A sales charge waivers
You may purchase Class A shares at net asset value (without a sales charge) or with a reduced initial sales charge as follows. If you believe you qualify for any of the waivers discussed below, contact the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:
o Current or former trustees and officers of the fund;
o Current or former partners and employees of legal counsel to the fund;
o Current or former directors, officers, employees or sales representatives of Pioneer and its affiliates;
o Current or former directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser;
o Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the distributor;
o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;

o Employer-sponsored retirement plans with at least $10 million in total plan assets;
o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;

o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and
  (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer.

Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by
its employees, members or participants.

Letter of intent (Class A)
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value - at the current offering price - of all of your Class A shares of the fund and all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


Waiver or reduction of contingent deferred sales charges (CDSC)

Class A shares that are subject to a CDSC

Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within 18 months (12 months for shares purchased prior to February 1, 2004) following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC is waived for redemptions of Class A shares purchased by an employer-sponsored retirement

Buying, exchanging and selling shares


plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $10 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 70-1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;

  - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or

  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);

o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or

o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Buying, exchanging and selling shares

Opening your account

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

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By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.

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Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price

If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.


Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amounts
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


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Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
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Consult your investment professional to learn more about buying, exchanging or selling fund shares.
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Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.


Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within

Buying, exchanging and selling shares

seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

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Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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You may have to pay income taxes on a sale or an exchange.
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Buying shares

Through your investment firm

Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $25,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail or by fax
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Buying, exchanging and selling shares

Exchanging shares

Through your investment firm

Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.


By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Selling shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.


You may sell up to $100,000 per account per day by fax.

Buying, exchanging and selling shares

How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292


To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997


By mail

Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Pioneer website
www.pioneerfunds.com

By fax

Fax your exchange and sale requests to:

1-800-225-4240


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Exchange privilege
You may make up to four exchange redemptions of $25,000 or more per account per calendar year. See "Shareowner account policies."
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Excessive trading

The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.


Account options
See the account application form for more details on each of the following options.

Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

Buying, exchanging and selling shares

o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

Directed dividends

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan

o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

Systematic sales of fund shares may be taxable transactions for you. If you purchase Class A or Class C shares while you are making systematic withdrawals from your account, you may pay unnecessary sales charges.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than six months after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Shareowner services

Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:

Buying, exchanging and selling shares

o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice accompanies this prospectus. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies
Signature guarantees and other requirements
You are required to obtain a signature guarantee when you are:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Exchange limitation
The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.


The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.


Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Buying, exchanging and selling shares

Telephone and website access
You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates

The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.


Other policies
The fund and the distributor reserve the right to:
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

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You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund.
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Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income quarterly during March, June, September and December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.


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Sales and exchanges may be taxable transactions to shareowners.
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Financial highlights

The financial highlights table helps you understand the fund's financial performance.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).


The information below for the fiscal years ended October 31, 2003 and 2002 has been audited by Ernst & Young LLP, the fund's independent auditors, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal years ended October 31, 1999 through 2001 has been audited by Arthur Andersen LLP, the fund's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer Equity Income Fund

Class A shares

                                                     For the year ended October 31
                                    ------------------------------------------------------------
                                      2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                            $  20.80     $  24.28     $  29.55     $  29.97     $  28.10
                                    ------------------------------------------------------------
Net increase (decrease) from
  investment operations:
Net investment income               $   0.47     $   0.49     $   0.47     $   0.58     $   0.48
Net realized and unrealized gain
  (loss) on investments                 2.78        (3.50)       (2.97)        1.28         2.62
                                    ------------------------------------------------------------
Net increase (decrease) from
  investment operations             $   3.25     $  (3.01)    $  (2.50)    $   1.86     $   3.10
Distributions to shareowners:
Net investment income                  (0.48)       (0.47)       (0.45)       (0.52)       (0.47)
Net realized gain                         --           --        (2.29)       (1.76)       (0.76)
Tax return of capital                     --           --        (0.03)          --           --
                                    ------------------------------------------------------------
Net increase (decrease) in net
  asset value                       $   2.77     $  (3.48)    $  (5.27)    $  (0.42)    $   1.87
                                    ------------------------------------------------------------
Net asset value, end of period      $  23.57     $  20.80     $  24.28     $  29.55     $  29.97
                                    ============================================================
Total return*                          15.89%      (12.62)%      (9.21)%       6.90%       11.26%
Ratio of net expenses to average
  net assets+                           1.17%        1.11%        1.08%        1.11%        1.09%
Ratio of net investment income to
  average net assets+                   2.24%        2.06%        1.77%        1.95%        1.62%
Portfolio turnover rate                   15%          10%          15%          14%          23%
Net assets, end of period
  (in thousands)                    $501,283     $409,553     $464,792     $539,602     $661,598
Ratios with reduction for fees
  paid indirectly:
Net expenses                            1.17%        1.10%        1.06%        1.08%        1.07%
Net investment income                   2.24%        2.07%        1.79%        1.98%        1.64%
------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

Financial highlights

Pioneer Equity Income Fund

Class B shares

                                                     For the year ended October 31
                                    ------------------------------------------------------------
                                      2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                            $  20.67     $  24.14     $  29.37     $  29.78     $  27.91
                                    ------------------------------------------------------------
Net increase (decrease) from
  investment operations:
Net investment income               $   0.32     $   0.31     $   0.25     $   0.35     $   0.25
Net realized and unrealized gain
  (loss) on investments                 2.73        (3.50)       (2.93)        1.28         2.61
                                    ------------------------------------------------------------
Net increase (decrease) from
  investment operations             $   3.05     $  (3.19)    $  (2.68)    $   1.63     $   2.86
Distributions to shareowners:
Net investment income                  (0.30)       (0.28)       (0.23)       (0.28)       (0.23)
Net realized gain                         --           --        (2.29)       (1.76)       (0.76)
Tax return of capital                     --           --        (0.03)          --           --
                                    ------------------------------------------------------------
Net increase (decrease) in net
  asset value                       $   2.75     $  (3.47)    $  (5.23)    $  (0.41)    $   1.87
                                    ------------------------------------------------------------
Net asset value, end of period      $  23.42     $  20.67     $  24.14     $  29.37     $  29.78
                                    ============================================================
Total return*                          14.90%      (13.34)%      (9.90)%       6.04%       10.43%
Ratio of net expenses to average
  net assets+                           2.02%        1.91%        1.87%        1.91%        1.87%
Ratio of net investment income to
  average net assets+                   1.41%        1.25%        0.98%        1.15%        0.84%
Portfolio turnover rate                   15%          10%          15%          14%          23%
Net assets, end of period
  (in thousands)                    $170,283     $174,334     $230,268     $257,999     $328,360
Ratios with reduction for fees
  paid indirectly:
Net expenses                            2.02%        1.90%        1.85%        1.89%        1.85%
Net investment income                   1.41%        1.26%        1.00%        1.17%        0.86%
------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

Pioneer Equity Income Fund

Class C shares

                                                   For the year ended October 31
                                      -------------------------------------------------------
                                        2003        2002        2001        2000        1999
---------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $ 20.63     $ 24.08     $ 29.32     $ 29.75     $ 27.88
---------------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations:
Net investment income                 $  0.24     $  0.26     $  0.21     $  0.30     $  0.22
Net realized and unrealized gain
  (loss) on investments                  2.81       (3.45)      (2.92)       1.30        2.62
                                      -------------------------------------------------------
Net increase (decrease) from
  investment operations               $  3.05     $ (3.19)    $ (2.71)    $  1.60     $  2.84
Distributions to shareowners:
Net investment income                   (0.31)      (0.26)      (0.21)      (0.27)      (0.21)
Net realized gain                          --          --       (2.29)      (1.76)      (0.76)
Tax return of capital                      --          --       (0.03)         --          --
                                      -------------------------------------------------------
Net increase (decrease) in net
  asset value                         $  2.74     $ (3.45)    $ (5.24)    $ (0.43)    $  1.87
                                      -------------------------------------------------------
Net asset value, end of period        $ 23.37     $ 20.63     $ 24.08     $ 29.32     $ 29.75
                                      =======================================================
Total return*                           14.93%     (13.37)%    (10.02)%      5.94%      10.35%
Ratio of net expenses to average
  net assets+                            2.00%       1.99%       1.98%       2.02%       1.97%
Ratio of net investment income to
  average net assets+                    1.36%       1.19%       0.84%       1.05%       0.74%
Portfolio turnover rate                    15%         10%         15%         14%         23%
Net assets, end of period (in thou-
  sands)                              $82,979     $42,903     $37,618     $32,050     $41,320
Ratios with reduction for fees paid
  indirectly:
Net expenses                             2.00%       1.98%       1.96%       1.98%       1.94%
Net investment income                    1.36%       1.20%       0.86%       1.09%       0.77%
---------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

Pioneer
Equity Income Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerfunds.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08657)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   15037-00-0204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

PIONEER
--------------------------------------------------------------------------------
EQUITY INCOME FUND

                              Prospectus


                              March 1, 2004


                              Class R Shares

                              Contents
                              --------------------------------------------------
                              Basic information about the fund ..............  1
                              Management ....................................  7
                              Buying, exchanging and selling shares .........  8
                              Dividends, capital gains and taxes ............ 24
                              Financial highlights .......................... 25

                              Neither the Securities and Exchange Commission nor
                              any state securities agency has approved the
                              fund's shares or determined whether this
[LOGO] PIONEER                prospectus is accurate or complete. Any
       Investments(R)         representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund fits into your portfolio.
--------------------------------------------------------------------------------

Basic information about the fund

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks and interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
o Favorable expected returns relative to perceived risk
o Management with demonstrated ability and commitment to the company
o Low market valuations relative to earnings forecast, book value, cash flow and sales
o Good prospects for dividend growth

Principal risks of investing in the fund
Even though the fund seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down (this risk may be greater in the short term)
o Value stocks fall out of favor with investors
o The fund's assets remain undervalued or do not have the potential value originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital appreciation
o Interest rates or inflation increases

Basic information about the fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the performance of the fund's Class R shares for each of the past 10 calendar years. The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases of Class R shares, but will pay a contingent deferred sales charge if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

Annual return Class R shares
(Year ended December 31)


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97     '98     '99     '00     '01      '02     '03
-1.33   30.95   12.45   33.92   16.97   -0.42   12.50   -6.12   -17.34   23.01


The highest calendar quarterly return was 14.75% (03/31/03 to 6/30/03)

The lowest calendar quarterly return was -18.01% (6/30/02 to 9/30/02)

Comparison with the Russell 1000 Value Index
The table shows the average annual total returns for Class R shares of the fund over time and compares these returns to the returns of the Russell 1000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

Unlike the fund, the index is not managed and does not incur expenses. The table:

o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions



Average annual total return (%)
(for periods ended December 31, 2003)

                                                                       Inception
                                                                Since       Date
                              1 Year   5 Years   10 Years   Inception  (Class A)
--------------------------------------------------------------------------------
Class R
Return before taxes            22.01      1.48       9.37       10.78    7/25/90
--------------------------------------------------------------------------------
Return after taxes
on distributions               21.40      1.38       9.32       10.75
--------------------------------------------------------------------------------
Return after taxes
on distributions
and sale of shares             14.28      1.20       8.32        9.78
--------------------------------------------------------------------------------
Russell 1000 Value Index
(reflects no deduction
for taxes)                     30.03      3.56      11.88       12.43         --
--------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Basic information about the fund


Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees


paid directly from your investment                                       Class R
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares as a percentage of
offering price                                                              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a percentage of offering price or
the amount you receive when you sell shares, whichever is less             1%(1)
--------------------------------------------------------------------------------


Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets                              Class R
--------------------------------------------------------------------------------
Management Fee                                                             0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                   0.50%
--------------------------------------------------------------------------------
Other Expenses                                                             0.11%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.21%
--------------------------------------------------------------------------------

(1) A deferred sales charge is imposed if you redeem shares within 18 months of purchase, unless you qualify for a waiver.


Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                      If you sell your shares     If you do not sell your shares
                    ---------------------------   ------------------------------
                                Number of years you own your shares
                    ------------------------------------------------------------
                       1      3      5       10      1       3       5        10
--------------------------------------------------------------------------------
Class R             $223   $384   $665   $1,466   $123    $384    $665    $1,466
--------------------------------------------------------------------------------

Non-principal investment strategies and related risks

As discussed, the fund primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on REITs

The fund may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Investments other than U.S. equity securities
The portion of the fund's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the fund acquires are expected to be securities convertible into common stocks. Generally, the fund acquires debt securities that are investment grade, but the fund may invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of current income and long-term growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities.


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Basic information about the fund


For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Derivatives
The fund may use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in stock market prices or interest rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values or interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2003, assets under management were approximately $145 billion worldwide, including over $34 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.60% per year of the fund's average daily net assets up to $10 billion and 0.575% on the assets over $10 billion. The fee is normally computed daily and paid monthly.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


You buy or sell Class R shares at the share price. When you sell Class R shares within eighteen months of purchase, you will pay a contingent deferred sales charge of 1%, unless you qualify for a waiver.

Eligible Class R share investors
Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRA Rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Other classes of shares of the fund may be offered through one or more separate prospectuses. Eligible Class R share investors are also eligible to purchase these other classes. However, plan participants may only purchase classes of shares that are available through their plan. Each class has different sales charges and expenses.

Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for the plan. Your investment firm may receive different compensation depending upon which class is chosen.

Distribution and service plans
The fund has adopted a distribution plan for Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Class R distribution plan, the fund pays distribution fees of 0.50% of average daily net assets attributable to Class R shares to the distributor. The distributor uses this fee, among other things, to compensate broker-dealers who engage in or support the distribution of the fund's Class R shares. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

The fund has also adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------


Sales charges
You buy Class R shares at net asset value per share without paying an initial sales charge. However, if you sell your Class R shares within eighteen months of purchase, you will pay the distributor a contingent deferred sales charge unless you qualify for a waiver. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or distributions.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Waiver or reduction of contingent deferred sales charges (CDSC)
The distributor may waive or reduce the CDSC for Class R shares that are subject to a CDSC if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

o The distribution is from a Rollover IRA or employer-sponsored plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

  - It is rolled over to or reinvested in another Pioneer mutual fund in Class R shares, which will be subject to the CDSC of the shares originally held; or

  - It is in the form of a loan to a participant in a plan that permits loans (each repayment will be subject to a CDSC as though a new purchase);

o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue
    Code;

  - Due to retirement or termination of employment; or

  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or

o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class R shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have purchased most recently
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges (CDSC)"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Information for Plan Participants

Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareowner services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the fund.


The fund allows you to exchange your Class R shares for Class R shares of another Pioneer fund that is available through your plan. Exchanges are made at net asset value without charging you a contingent deferred sales charge at the time of the exchange. Exchanges and sales directed by participants generally are not subject to a CDSC.


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.

Buying, exchanging and selling shares

Information for Plan Sponsors and Administrators


Opening an account
Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the fund's shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Retirement Plans Department at 1-800-622-0176.

If the retirement plan invests in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to an investment in the fund, and the investment professional or intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Minimum investment amounts
There is no minimum initial amount for Class R share investments.

Account options
Use an account application to select options and privileges for accounts opened on behalf of the retirement plan. A retirement plan can change the selection of account options available to the plan and its participants at any time by sending a completed account options form to the transfer agent. Plan sponsors may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292


Share price
If the plan or a participant in the plan places an order to purchase, exchange or sell shares through a plan administrator or broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), the transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange that day. If the order is placed through a plan administrator or broker-dealer after 4:00 p.m., or the order is not in good order, the transaction will be completed at the share price next determined after the order is received by the fund. The plan administrator or broker-dealer is responsible for transmitting the order to the fund in a timely manner.


--------------------------------------------------------------------------------
Good order means that:
o The plan or its agents have provided adequate instructions
o There are no outstanding claims against the account
o There are no transaction limitations on the account
o The plan or its agent's request includes a signature guarantee if the plan:
  - Is selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed its account registration or address within the last 30 days
  - Instructs the transfer agent to mail the check to an address different from the one on the account
  - Wants the check paid to someone other than the account owner(s)
  - Is transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying
Plans and their participants can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment.


Normally, the plan's investment firm will send a purchase request to the fund's transfer agent. Consult the plan's investment professional for more information. The investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for purchase of fund shares by the plan or plan participants.


Exchanging
The fund allows plans and plan participants to exchange Class R shares at net asset value without charging a contingent deferred sales charge at the time of the exchange. Shares acquired as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares originally purchased. When the plan ultimately sells the shares, the date of original purchase will determine any contingent deferred sales charge.

Selling
Class R shares will be sold at net asset value per share next calculated after the fund receives a request in good order.

If the shares being sold are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send any sale proceeds to the

Buying, exchanging and selling shares

plan's custodian by check, bank wire or electronic funds transfer. Normally, sales proceeds will be paid within seven days. If the plan recently purchased the shares being sold, the fund may delay payment of the sale proceeds until the check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, the plan must submit its request in writing.

--------------------------------------------------------------------------------
Information for IRA Rollover Accounts

Opening an account
IRA Rollover Accounts may be eligible to open an account and purchase Class R shares by contacting any investment firm authorized to sell the fund's shares. You can obtain an application from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176. You may also open your Class R share account by completing an account application and sending it to the transfer agent by mail or by fax.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Minimum investment amounts
There is no minimum initial amount for Class R share investments.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.


--------------------------------------------------------------------------------
Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you are an eligible investor and do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.


You can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your investment firm will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

Exchanging
You may exchange Class R shares for the Class R shares of another Pioneer mutual fund.


The fund allows you to exchange your Class R shares at net asset value without charging you a contingent deferred sales charge at the time of the exchange.

Buying, exchanging and selling shares

Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.


Exchange limitation
The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.


--------------------------------------------------------------------------------
Exchange privilege
You may make up to four exchange redemptions of $25,000 or more per account per calendar year. See "Shareowner account policies."
--------------------------------------------------------------------------------

You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

By phone
After you establish an eligible fund account, you can exchange fund shares by phone if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information

Selling
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, you must submit your request in writing.


You generally may sell fund shares by phone only if your account is an IRA (tax penalties may apply). You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.


You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

Buying, exchanging and selling shares

You may sell up to $100,000 per account per day by fax.

Sales may be taxable transactions to shareowners.

--------------------------------------------------------------------------------
You may incur taxes and tax penalties if the proceeds are sent to the beneficiary of the IRA.
--------------------------------------------------------------------------------

Account options
See the account application form for more details on each of the following options.

Automatic exchanges
You can automatically exchange your fund shares for Class R shares of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000


Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.


(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.


Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500. If you are under 591/2, taxes and tax penalties may apply.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.


Directed dividends
If you are over the age of 591/2, you can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class R share account (valued at the time the plan is implemented)

The above limits are waived for required minimum distributions from your IRA Rollover account.

Systematic sales of fund shares may be taxable transactions for you unless you are exempt from tax.

Direct deposit
If you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

--------------------------------------------------------------------------------

Information for All Shareowners

Shareowner services
For plan participants, shareowner services may only be available through the plan administrator and may be different than those described in this prospectus. Participants should contact the appropriate plan administrator for information regarding the administration of participants' investments in the fund.

Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Current account information if your shares are registered in your own name and not the name of your plan or other intermediary
o Prices, returns and yields of all publicly available Pioneer mutual funds

Buying, exchanging and selling shares

o Prospectuses for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer IRA Rollover accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds

o Request account statements


If your account is registered in the name of an employer-sponsored retirement plan, broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. Plans and IRA Rollover accounts will be sent confirmation statements showing the details of your transactions as they occur.

Tax information for IRA Rollovers
In January following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice accompanies this prospectus. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Signature guarantees and other requirements
Plans and IRA Rollover Accounts are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

In kind purchases
Pioneer may accept securities to purchase shares of the fund in lieu of cash provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum account size for IRA Rollovers
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold.

Telephone access
You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing. Plan participants are not eligible for telephone transactions directly with Pioneer.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded.


Excessive trading
The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if: o You sell shares within a short period of time after the shares were purchased;

Buying, exchanging and selling shares


o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.


Other policies
The fund and the distributor reserve the right to:
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission


The fund reserves the right to:
o stop offering Class R shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerfunds.com
Class R shareholders are not eligible for online transaction privileges.

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Dividends, capital gains and taxes

Dividends and capital gains

The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income quarterly during March, June, September and December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.


Taxes
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your social security number or other taxpayer identification number to the fund along with any certifications required by the Internal Revenue Service when you open an account.

You should ask your tax adviser about any federal, state, local and foreign tax considerations.

Financial highlights

The financial highlights table helps you understand the fund's financial performance.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in Class R shares of the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent auditors, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights


Pioneer Equity Income Fund


Class R (a)

                                                            April, 1 2003
                                                                  to
                                                           October 31, 2003
                                                          -----------------
Net asset value, beginning of period                          $ 19.97
                                                              -------
Increase from investment operations:
  Net investment income                                       $  0.23
  Net realized and unrealized gain on investments                3.73
                                                              -------
   Net increase from investment operations                    $  3.96
Distributions to shareowners:
  Net investment income                                         (0.22)
                                                              -------
Net increase in net asset value                               $  3.74
                                                              -------
Net asset value, end of period                                $ 23.71
                                                              -------
Total return*                                                   19.87  %
Ratio of net expenses to average net assets+                     1.21%**
Ratio of net investment income to average net assets+            0.97%**
Portfolio turnover rate                                            15%
Net assets, end of period (in thousands)                      $ 1,098
Ratios with reduction for fees paid indirectly:
  Net expenses                                                   1.21%**
  Net investment income                                          0.97%**
---------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class R shares were first publicly offered on April 1, 2003.

                           This page for your notes.

Pioneer
Equity Income Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-888-294-4480.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerfunds.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08657)


[LOGO] PIONEER
       Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                 [15038-00-0204]
                                        (C) 2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

PIONEER
--------------------------------------------------------------------------------
EQUITY INCOME FUND

Prospectus

March 1, 2004

Class Y Shares

Contents
-----------------------------------------------

Basic information about the fund ...........  1
Management .................................  8
Buying, exchanging and selling shares ......  9
Dividends, capital gains and taxes ......... 23
Financial highlights ....................... 24


Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO] PIONEER
       Investments(R)

--------------------------------------------------------------------------------
 An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Contact your investment professional to discuss how the fund fits into your portfolio.
--------------------------------------------------------------------------------

Basic information about the fund

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks and interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
o Favorable expected returns relative to perceived risk
o Management with demonstrated ability and commitment to the company
o Low market valuations relative to earnings forecast, book value, cash flow and sales
o Good prospects for dividend growth

Basic information about the fund

Principal risks of investing in the fund
Even though the fund seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:
o The stock market goes down (this risk may be greater in the short term)
o Value stocks fall out of favor with investors
o The fund's assets remain undervalued or do not have the potential value originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital appreciation
o Interest rates or inflation increases

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the performance of the fund's Class Y shares for each full calendar year since the class' inception on July 2, 1998.




Annual return Class Y shares

(Year ended December 31)


   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

  '99            '00             '01            '02           '03
  1.09          13.52           -5.40         -16.66          23.76


The highest calendar quarterly return was 15.02% (3/31/03 to 6/30/03)

The lowest calendar quarterly return was -17.89% (6/30/02 to 9/30/02)

Basic information about the fund

Comparison with the Russell 1000 Value Index

The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Russell 1000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index.

Unlike the fund, the index is not managed and does not incur expenses. The table:

o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2003)



                                                             Since   Inception
                                       1 Year   5 Years  Inception        Date
--------------------------------------------------------------------------------
Class Y
Return before taxes                     23.76      2.29       3.10      7/2/98
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Return after taxes
on distributions                        22.70      0.84       1.61
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Return after taxes
on distributions and sale of shares     15.36      1.25       1.93
--------------------------------------------------------------------------------
Russell 1000 Value Index
(reflects no deduction for taxes)       30.03      3.56       4.21
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



Shareowner fees
paid directly from your investment                                    Class Y
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Maximum sales charge (load) when you buy shares                          None
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Maximum deferred sales charge (load)                                     None
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Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                           Class Y
--------------------------------------------------------------------------------
Management Fee                                                          0.60%
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Distribution and Service (12b-1) Fee                                    0.00%
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Other Expenses                                                          0.11%
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Total Annual Fund Operating Expenses                                    0.71%
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Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                             Number of years you own your shares
                ----------------------------------------------------------------
                       1              3              5             10
--------------------------------------------------------------------------------
Class Y              $73            $227            $395          $883
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Basic information about the fund

Non-principal investment strategies and related risks
As discussed, the fund primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on REITs

The fund may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Investments other than U.S. equity securities

The portion of the fund's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the fund acquires are expected to be securities convertible into common stocks. Generally, the fund acquires debt securities that are investment grade, but the fund may invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of current income and long-term growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities.


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Derivatives
The fund may use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in stock market prices or interest rates
o As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values or interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2003, assets under management were approximately $145 billion worldwide, including over $34 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.60% per year of the fund's average daily net assets up to $10 billion and 0.575% on the assets over $10 billion. The fee is normally computed daily and paid monthly.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. You buy or sell Class Y shares at the share price.


Distribution of Class Y shares
The distributor incurs the expenses of distributing the fund's Class Y shares, none of which are reimbursed by the fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

--------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the day of your transaction.
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Buying, exchanging and selling shares


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


Opening your account
If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-888-294-4480

Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
 By phone
 If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-888-294-4480 between 9:00 a.m. and 6:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
General rules on buying, exchanging and selling your fund shares

Share price

If your order to purchase, exchange or sell shares is received in good order by the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner. In all other cases except as described below for wire transfers, your share price will be calculated at the next close of the New York Stock Exchange after the distributor receives your order.


Buying
You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with

Buying, exchanging and selling shares

the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amount
Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount.


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.


Waivers of the minimum investment amount
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor.

Exchanging
You may exchange your Class Y shares for the Class Y shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your Class Y shares will be sold at net asset value per share next calculated after the fund receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
 Good order means that:
 o You have provided adequate instructions
 o There are no outstanding claims against your account
 o There are no transaction limitations on your account
 o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
 o Your request includes a signature guarantee if you:
   - Are selling over $100,000 worth of shares and
   - Want the sale proceeds sent to an address other than your bank account of record or
   - Want the sale proceeds to be made payable to someone other than the account's record owners or
   - The account registration, address of record or bank account of record has changed within the last 30 days
 o Are selling or exchanging over $5 million worth of shares
 o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

Buying shares

In writing, by mail or by fax
You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By phone or wire

By wire
If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:        State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, MA 02101
                       ABA Routing No. 011000028
For further credit to: Shareholder Name
                       Existing Pioneer
                       Account No.
                       Pioneer High Yield Fund

Through your investment firm
Consult your investment professional for more information.

Buying, exchanging and selling shares

Exchanging shares

In writing, by mail or by fax
You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The dollar amount or number of Class Y shares you are exchanging

By phone or wire

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o You can provide the proper account identification information

Through your investment firm
Consult your investment professional for more information about exchanging your shares.

Selling shares

In writing, by mail or by fax
You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

By phone or wire

By phone
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm
Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

Buying, exchanging and selling shares

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 6:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-888-294-4480

To use FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerfunds.com

By fax
Fax your exchange and sale requests to:
1-888-294-4485

Excessive trading

The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.


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 Other requirements
 If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Account options

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

Shareowner services
Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice accompanies this prospectus. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies
Signature guarantees and other requirements
You are required to obtain a signature guarantee when you are:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone access
You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded.

Buying, exchanging and selling shares

Other policies
The fund and the distributor reserve the right to:
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o stop offering Class Y shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

Dividends, capital gains and taxes

Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income quarterly during March, June, September and December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.


When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
  Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).


The information below for the fiscal years ended October 31, 2003 and 2002 has been audited by Ernst & Young LLP, the fund's independent auditors, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal years ended October 31, 1999 through 2001 has been audited by Arthur Andersen LLP, the fund's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer Equity Income Fund

Class Y shares


                                                For the year ended October 31
                                ---------------------------------------------------------
                                    2003        2002        2001        2000       1999
-----------------------------------------------------------------------------------------
Net asset value, beginning
  of period                       $ 20.85     $ 24.33     $ 29.59     $ 30.00     $ 28.13
                                  -------     -------     -------     -------     -------
Net increase (decrease) from
  investment operations:
  Net investment income           $  0.52     $  0.55     $  0.55     $  0.70     $  0.59
  Net realized and unrealized
   gain (loss) on
   investments                       2.85       (3.46)      (2.97)       1.27        2.62
                                  -------     -------     -------     -------     -------
Net increase (decrease) from
  investment operations           $  3.37     $ (2.91)    $ (2.42)    $  1.97     $  3.21
Distributions to shareowners:
  Net investment income             (0.57)      (0.57)      (0.52)      (0.62)      (0.58)
  Net realized gain                    --          --       (2.29)      (1.76)      (0.76)
  Tax return of capital                --          --       (0.03)         --          --
                                  -------     -------     -------     -------     -------
Net increase (decrease) in
  net asset value                 $  2.80     $ (3.48)    $ (5.26)    $ (0.41)    $  1.87
                                  -------     -------     -------     -------     -------
Net asset value, end
  of period                       $ 23.65     $ 20.85     $ 24.33     $ 29.59     $ 30.00
                                  -------     -------     -------     -------     -------
Total return*                       16.45%     (12.24)%     (8.89)%      7.33%      11.67%
Ratio of net expenses to
  average net assets+                0.71%       0.69%       0.66%       0.70%       0.70%
Ratio of net investment
  income to average net
  assets+                            2.66%       2.49%       2.17%       2.37%       2.01%
Portfolio turnover rate                15%         10%         15%         14%         23%
Net assets, end of period
  (in thousands)                  $ 5,017     $ 2,842     $ 2,530     $ 2,669     $ 3,517
Ratios with reduction for fees
  paid indirectly:
  Net expenses                       0.71%       0.68%       0.64%       0.68%       0.69%
  Net investment income              2.66%       2.50%       2.19%       2.39%       2.02%
------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Pioneer
Equity Income Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-888-294-4480.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerfunds.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08657)

[LOGO] PIONEER
       Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   15039-00-0204
                                         (C)2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

                           PIONEER EQUITY INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

              Class A, Class B, Class C, Class R and Class Y Shares


                                  March 1, 2004

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus, its Class R shares prospectus and its Class Y shares prospectus, each dated March 1, 2004, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended October 31, 2003 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Fund History..............................................................2
2.   Investment Policies, Risks and Restrictions...............................2
3.   Trustees and Officers....................................................13
4.   Investment Adviser.......................................................24
5.   Principal Underwriter and Distribution Plans.............................26
6.   Shareholder Servicing/Transfer Agent.....................................32
7.   Custodian................................................................32
8.   Independent Auditors.....................................................32
9.   Portfolio Transactions...................................................32
10.  Description of Shares....................................................33
11.  Sales Charges............................................................35
12.  Redeeming Shares.........................................................40
13.  Telephone and Online Transactions........................................41
14.  Pricing of Shares........................................................42
15.  Tax Status...............................................................43
16.  Investment Results.......................................................48
17.  Financial Statements.....................................................48
18.  Annual Fee, Expense and Other Information................................49
19.  Appendix A - Description of Short-Term Debt, Corporate Bond
     and Preferred Stock Ratings..............................................55
20.  Appendix B - Proxy Voting Policies and Procedures........................60

     1. FUND HISTORY


The fund is a diversified open-end management investment company. The fund was originally organized as a series of Pioneer Growth Trust, a Massachusetts business trust on April 7, 1990. It was reorganized as a Delaware statutory trust on June 30, 1998. Prior to February 22, 2002 the fund's name was Pioneer Equity-Income Fund.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Illiquid Securities

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Debt Securities Selection


In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


Convertible Debt Securities

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Securities Rating Criteria


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories. The fund may invest in debt securities rated `C' or better.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Real Estate Investment Trusts ("REITs") and Associated Risk Factors

REITs are companies which primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See Annual Fee, Expense and Other Information for the fund's annual portfolio turnover rate.

Options on Securities and Securities Indices

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.


Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the "Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Warrants and Stock Purchase Rights

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Investment Restrictions

Fundamental Investment Restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. The fund may not:

(1) Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 33 1/3% of the fund's total assets (including the amount borrowed) taken at market value;

(2) Invest in real estate or interests therein, excluding readily marketable securities of companies that invest in real estate or real estate investment trusts;

(3) Invest in commodities or commodity contracts, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the fund's investment policies;

(4) Make loans, provided that (i) the purchase of debt securities pursuant to the fund's investment objective shall not be deemed loans for the purposes of this restriction; (ii) loans of portfolio securities as described, from time to time, under "Lending of Portfolio Securities" shall be made only in accordance with the terms and conditions therein set forth; and (iii) in seeking a return on temporarily available cash, the fund may engage in repurchase transactions as described in the prospectus;

(5) Issue senior securities, except as permitted by restrictions nos. 1, 3 and 4 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the fund's investment policies, and the pledge, mortgage or hypothecation of the fund's assets within the meaning of fundamental restriction no. 7 below are not deemed to be senior securities;

(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities; or

(7) Guarantee the securities of any other company, or mortgage, pledge, hypothecate, assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

In addition to the foregoing restrictions, in order to remain a diversified investment company under the 1940 Act, it is a fundamental investment policy of the fund that at least 75% of the value of the fund's total assets must be represented by cash and cash items, government securities, securities of other investment companies, and other securities, which, for the purpose of this calculation, is limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are deemed to be concentrated in a particular industry if such investments constitute 25% or more of the fund's total assets. The fund's policies on concentration do not apply to investments in U.S. government securities.

3. TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Fund      Service            Five Years                         this Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of Harbor Global
Jr. (77)*           Board, Trustee     1990. Serves       of Pioneer Global Asset            Company, Ltd.
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Director of Pioneer
                                       removal.           Alternative Investment
                                                          Management Limited
                                                          (Dublin); President
                                                          and a Director of
                                                          Pioneer Alternative
                                                          Investment Management
                                                          (Bermuda) Limited and
                                                          affiliatedfundsPresident
                                                          and Director of
                                                          Pioneer Funds
                                                          Distributor, Inc.
                                                          ("PFD"); President of
                                                          all of the Pioneer
                                                          Funds; and Of Counsel
                                                          (since 2000, partner
                                                          prior to 2000), Hale
                                                          and Dorr LLP (counsel
                                                          to PIM-USA and the
                                                          Pioneer Funds)
--------------------------------------------------------------------------------------------------------------------------



                                       14


--------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood      Trustee and        Trustee since      President and Chief Executive      None
(51)*               Executive Vice     2003. Serves       Officer, PIM-USA since May, 2003
                    President          until a            (Director since January, 2001);
                                       successor          President and Director of
                                       trustee is         Pioneer since May, 2003;
                                       elected or         Chairman and Director of Pioneer
                                       earlier            Investment Management
                                       retirement or      Shareholder Services, Inc.
                                       removal.           ("PIMSS") since May, 2003;
                                                          Executive Vice
                                                          President of all of
                                                          the Pioneer Funds
                                                          since June 3, 2003;
                                                          Executive Vice
                                                          President and Chief
                                                          Operating Officer of
                                                          PIM-USA, November
                                                          2000-May 2003;
                                                          Executive Vice
                                                          President, Chief
                                                          Financial Officer and
                                                          Treasurer, John
                                                          Hancock Advisers, LLC,
                                                          Boston, MA, November
                                                          1999-November 2000;
                                                          Senior Vice President
                                                          and Chief Financial
                                                          Officer, John Hancock
                                                          Advisers, LLC, April
                                                          1997-November 1999
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (55)        Trustee       Trustee since      President, Bush International      Director of Brady
3509 Woodbine Street                   1997. Serves       (international financial           Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer),
                                       elected or                                            Millenium Chemicals, Inc.
                                       earlier                                               (commodity chemicals),
                                       retirement or                                         Mortgage Guaranty Insurance
                                       removal.                                              Corporation, and R.J.
                                                                                             Reynolds Tobacco Holdings,
                                                                                             Inc. (tobacco)
--------------------------------------------------------------------------------------------------------------------------



                                       15


--------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl,       Trustee       Trustee since      Alexander Graham Bell Professor    None
M.D. (77)                              1992. Serves       of Health Care Entrepreneurship,
Boston University                      until a            Boston University; Professor of
Healthcare                             successor          Management, Boston University
Entrepreneurship                       trustee is         School of Management; Professor
Program, 53 Bay State                  elected or         of Public Health, Boston
Road, Boston, MA 02215                 earlier            University School of Public
                                       retirement or      Health; Professor of Surgery,
                                       removal.           Boston University School of
                                                          Medicine; and University
                                                          Professor, Boston University
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director, The Winthrop    None
(56)                                   1990. Serves       Group, Inc. (consulting firm);
1001 Sherbrooke Street                 until a            Professor of Management, Faculty
West, Montreal,                        successor          of Management, McGill University
Quebec, Canada                         trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      None
(55)                                   1990. Serves       Officer, Newbury, Piret &
One Boston Place, 26th                 until a            Company, Inc. (investment
Floor, Boston, MA 02108                successor          banking firm)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (75)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street, New                  1993. Serves       Cromwell (law firm)                Helvetia Fund, Inc.
York, NY 10004                         until a                                               (closed-end investment
                                       successor                                             company) and AMVESCAP PLC
                                       trustee is                                            (investment managers)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
John Winthrop (67)       Trustee       Trustee since      President, John Winthrop & Co.,    None
One North Adgers                       1990. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------



                                       16


--------------------------------------------------------------------------------------------------------------------------
Fund Officers:
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since September,   Secretary of PIM-USA; Senior       None
Bourassa (56)                          2003. Serves at    Vice President- Legal of
                                       the discretion     Pioneer; and Secretary/Clerk of
                                       of Board           most of PIM-USA's subsidiaries
                                                          since October 2000;
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from november 2000 to
                                                          September 2003); and
                                                          Senior Counsel,
                                                          Assistant Vice
                                                          President and Director
                                                          of Compliance of
                                                          PIM-USA from April
                                                          1998 through October
                                                          2000
--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since September,   Assistant Vice President and       None
Kelley (39)         Secretary          2003. Serves at    Senior Counsel of Pioneer since
                                       the discretion     July 2002; Vice President and
                                       of Board           Senior Counsel of BISYS Fund
                                                          Services, Inc. (April 2001 to
                                                          June 2002); Senior Vice
                                                          President and Deputy General
                                                          Counsel of Funds Distributor,
                                                          Inc. (July 2000 to April 2001;
                                                          Vice President and Associate
                                                          General Counsel from July 1996
                                                          to July 2000); Assistant
                                                          Secretary of all Pioneer Funds
                                                          since September 2003
--------------------------------------------------------------------------------------------------------------------------
David C. Phelan     Assistant          Since September,   Partner, Hale and Dorr LLP;        None
(46)                Secretary          2003. Serves at    Assistant Secretary of all
                                       the discretion     Pioneer Funds since September
                                       of the Board       2003
--------------------------------------------------------------------------------------------------------------------------



                                       17


--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (58)   Treasurer          Since November,    Vice President-Fund Accounting,    None
                                       2000. Serves at    Administration and Custody
                                       the discretion     Services of Pioneer (Manager
                                       of Board           from September 1996 to February
                                                          1999); and Treasurer of all of
                                                          the Pioneer Funds (Assistant
                                                          Treasurer from June 1999 to
                                                          November 2000)
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since November,    Assistant Vice President-Fund      None
(38)                Treasurer          2000. Serves at    Accounting, Administration and
                                       the discretion     Custody Services of Pioneer
                                       of Board           (Fund Accounting Manager from
                                                          1994 to 1999); and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since November 2000
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (45)  Assistant          Since May, 2002.   Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer; and
                                       Board              Assistant Treasurer of all of
                                                          the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------------------------------
Katharine Kim       Assistant          Since September,   Fund Administration Manager -      None
Sullivan (30)       Treasurer          2003. Serves at    Fund Accounting, Administration
                                       the discretion     and Custody Services since June
                                       of Board           2003; Assistant Vice President -
                                                          Mutual Fund Operations
                                                          of State Street
                                                          Corporation from June
                                                          2002 to June 2003
                                                          (formerly Deutsche
                                                          Bank Asset
                                                          Management); Pioneer
                                                          Fund Accounting,
                                                          Administration and
                                                          Custody Services (Fund
                                                          Accounting Manager
                                                          from August 199 to May
                                                          2002, Fund Accounting
                                                          Services Supervisor
                                                          from 1997 to July
                                                          1999); Assistant
                                                          Treasurer of all
                                                          Pioneer Funds since
                                                          September 2003
--------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Hood are interested trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 12 meetings. Each Trustee attended at least 75% of such meetings.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Independent Trustees
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees held 13, 0, 3, 12 and 3 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;


|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;


|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.


The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.


The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees as follows:

o each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual base fee calculated on the basis of the fund's net assets.
o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
o each fund with assets greater than $50 million pays each Interested Trustee an annual fee of $500 and each fund with assets less than $50 million pays each Interested Trustee an annual fee of $200 (Pioneer reimburses the fund for these fees).
o each fund with assets greater than $250 million pays each Independent Trustee who serves on each board committee an annual committee fee based on the fund's net assets (with additional compensation for chairpersons of such committees).

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):


o    the fund
o    an officer of the fund
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    an officer of Pioneer or PFD
o    any affiliate of Pioneer or PFD
o    an officer of any such affiliate


During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to

Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $126,603 in each of 2002 and 2003.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD


None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o    the fund
o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the fund, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD

Factors Considered by the Independent Trustees in Approving the Management Contract. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

     o the investment performance of the fund and other Pioneer Funds with similar investment strategies;

     o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

     o    the fund's projected total operating expenses;

     o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

     o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

     o    the profitability to Pioneer of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of the fund since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

4. INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.60% of the fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion. The fee is computed and accrued daily and paid monthly.

The term of the management contract is one year and is renewable annually by the vote of a majority of the Board of Trustees of the fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties). The vote must be cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party upon 60 days' written notice by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Annual Fee, Expense and Other Information for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A and Class C shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution and Service Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan"), a plan of distribution with respect to its Class C shares (the "Class C Plan") and a plan of distribution with respect to its Class R shares (the "Class R Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan, Class C Plan and Class R Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans. The fund has also adopted a Service Plan with respect to Class R shares that authorizes the fund to pay securities dealers, plan administrators or other service organizations for providing certain account maintenance services to shareowners.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

          o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

          o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     o as provided in the fund's prospectus or statement of additional information; or

     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Class R Plan. The Class R Plan provides that the fund will pay PFD, as the fund's distributor for its Class R shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.50% of the fund's average daily net assets attributable to Class R shares. The Class R Plan also provides that PFD will receive all CDSCs attributable to Class R shares. PFD pays the selling broker-dealer a commission at the time of sale of Class R shares equal to 1.00% of the amount invested and a continuing asset based distribution fee equal on an annual basis to 0.35% of the average daily net asset value of the Class R shares for which the broker-dealer is the dealer of record; provided, that the broker-dealer may elect instead not to receive a commission at the time of sale and to receive a continuing asset based fee equal on an annual basis to 0.50% of the average daily net asset value of the Class R shares for which the broker-dealer is the dealer of record. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. Dealers may from time to time be required to meet certain other criteria in order to receive distribution fees.

The purpose of distribution payments to PFD under the Class R Plan is to compensate PFD for its distribution services with respect to Class R shares of the fund. PFD pays commissions discussed above to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

If the broker-dealer has elected to waive the 1% commission payable at the time of sale of Class R shares, PFD also will waive any applicable CDSC. This option may not be available where the retirement plan offers funds other than Pioneer funds.

The Fund also has adopted a separate Service Plan. The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of the fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R shares; (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; and (d) addressing plan participant questions regarding their accounts and the fund.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and each of Class C and Class R shares may be subject to a 1% CDSC.

6. SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.


PIMSS receives an annual fee of $26.60 for each Class A, Class B, Class C, Class R and Class Y shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.


7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent auditors, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund's Agreement and Declaration of Trust, dated as of January 8, 1998 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution (including in the case of Class R shares, fees under the Service Plan) and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B, Class C and Class R shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.


As a Delaware statutory trust, the fund's operations are governed by the Declaration. A copy of the fund's Certificate of Trust, dated January 8, 1998, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.


To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11. SALES CHARGES

The fund continuously offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    Sales Charge as a % of
                                    ----------------------
                                    Offering   Net Amount   Dealer
Amount of Purchase                  Price      Invested     Reallowance

Less than $50,000                   5.75       6.10         5.00
$50,000 but less than $100,000      4.50       4.71         4.00
$100,000 but less than $250,000     3.50       3.63         3.00
$250,000 but less than $500,000     2.50       2.56         2.00
$500,000 but less than $1,000,000   2.00       2.04         1.75
$1,000,000 or more                  0.00       0.00         see below


The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved; however, pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Class R shares may aggregate purchases by beneficiaries of such plans only if the pension, profit-sharing or other employee benefit trust has determined that it does not require the services provided under the Class R Service Plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $10 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.


If an investor eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge, Class A shares may be selected where the investor does not require the distribution and account services needs typically required by Class R share investors and/or the broker-dealer has elected to forgo the level of compensation that Class R shares provides.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                CDSC as a % of Dollar
     Year Since Purchase        Amount Subject to CDSC

     First                      4.0
     Second                     4.0
     Third                      3.0
     Fourth                     3.0
     Fifth                      2.0
     Sixth                      1.0
     Seventh and thereafter     0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares


You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.


In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Class R Shares

You may buy Class R shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class R shares redeemed within eighteen months of purchase will be subject to a CDSC of 1%, unless you qualify for a waiver. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

In processing redemptions of Class R shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the eighteen-month period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class R shares, including the payment of compensation to broker-dealers.


Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to individual retirement account rollovers from eligible retirement plans that offered one or more Pioneer funds as investment options. Class R shares generally are not available to non-retirement accounts, traditional and Roth IRA's, Coverdell Education Savings Accounts, SEP's, SAR-SEP's, Simple IRA's, individual 403(b)'s or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974.


Investors that are eligible to purchase Class R shares may also be eligible to purchase other share classes. Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class and take that into consideration when selecting a class of shares. Your investment firm may receive different compensation depending upon which class is chosen.

Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B, Class C or Class R shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B, Class C or Class R shares sold by a dealer during a particular period.

PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

12. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, Class B, Class C and Class R Shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.


Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B, Class C and Class R share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.


Purchases of Class A or Class C shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

13. TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class R and Class Y shares may not be purchased by telephone, and Class R and Class Y shareowners are not eligible for online transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on WWW.PIONEERFUNDS.COM

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C, Class R and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations. In connection with making fair value determinations of the value of debt securities, the funds' trustees use information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. The fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. The fund's maximum offering price per Class C share is determined by adding the maximum sales charge to the net asset value per Class C share (Class C shares may be subject to a CDSC). Class B and Class R and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class R shares may be subject to a CDSC).

15. TAX STATUS


The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock or securities (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

If the fund did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level at a maximum 35% federal income tax rate, and when such income is distributed, to a further tax at the shareholder level.


Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in March, June, September and December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments incommon and preferred stock of U.S. companies and tock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the fund and the shareholders.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.


For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and

Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities and indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.


Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.


Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.


16. INVESTMENT RESULTS


See Annual Fee, Expense and Other Information for performance information for each class of fund shares as of the most recently completed fiscal year.


17. FINANCIAL STATEMENTS


The fund's audited financial statements for the fiscal year ended October 31, 2003 from the fund's annual report filed with the SEC on December 31, 2003 (Accession No. 0001173601-03-000011 ) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent auditors, as set forth in their report, and are included in reliance upon such report given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover


The fund's annual portfolio turnover rate was 15% for the fiscal year ended October 31, 2003.


Share Ownership


As of January 31, 2004, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of January 31, 2004:



Record Holder                         Share Class         Number of  Shares            % of Class
Merrill Lynch, Pierce, Fenner &       Class B             796,246.30                   11.54
Smith Incorporated
for the Sole Benefit of its
Customers
4800 Deer Lake Drive East,
2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce, Fenner &       Class C             1,180,923                    30.58
Smith Incorporated
for the Sole Benefit of its
Customers
4800 Deer Lake Drive East,
2nd Floor
Jacksonville, FL 32246-6484

MCB Trust Services Cust FBO           Class R             42,392.93                    86.08
Skyland Automotive Inc.
Employ
700 17th Street, Suite 300
Denver, CO 80202-3531

MCB Trust Services Cust FBO           Class R             3,465.38                      7.04
AM-Liner
Savings and Retirement
700 17th Street, Suite 300
Denver, CO 80202-3531

First Command Bank Trust Dept.        Class Y             161,491.3                    60.44
P.O. Box 901075
Fort Worth, TX 76101-2075


                                       49

Wells Fargo Bank MN, Trustee          Class Y             47,439.58                    17.76
Pioneer Retirement Benefit Plan
P.O. Box 1533
Minneapolis, MN 55479-0001

Wells Fargo Bank MN                   Class Y             44,700.88                    16.73
Trustee, Pioneer Group Savings and
Investment Plan
P.O. Box 1533
Minneapolis, MN 55479-0001


Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2003. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2003. The dollar ranges in this table are in accordance with SEC requirements.



-------------------------------------------------------------------------------------------------------------------
                                                                 Aggregate Dollar Range of Equity Securities in
                                     Dollar Range of Equity      All Registered Investment Companies in the
Name of  Trustee                     Securities in the Fund      Pioneer Family of Funds
-------------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                   $10,001-$50,000             over $100,000
-------------------------------------------------------------------------------------------------------------------
Osbert M. Hood                       $50,001-$100,000            over $100,000
-------------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------------
Mary K. Bush                         $1-$10,000                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.              None                        $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                 $1-$10,000                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                  $1-$10,000                  $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------
Stephen K. West                      $10,01-$50,000              over $100,000
-------------------------------------------------------------------------------------------------------------------
John Winthrop                        $50,001-$100,000            over $100,000
-------------------------------------------------------------------------------------------------------------------


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

---------------------------------- --------------------- ---------------------- -----------------------------------
                                                         Pension or
                                   Aggregate             Retirement Benefits
                                   Compensation from     Accrued as Part of     Total Compensation from the Fund
Name of Trustee                    Fund**                Fund Expenses          and Other Pioneer Funds***
---------------------------------- --------------------- ---------------------- -----------------------------------
Interested Trustees:
---------------------------------- --------------------- ---------------------- -----------------------------------
John F. Cogan, Jr.*.                     $500.00                 $0.00                      $19,200.00
---------------------------------- --------------------- ---------------------- -----------------------------------
Daniel T. Geraci*+                        375.00                  0.00                          0.00
---------------------------------- --------------------- ---------------------- -----------------------------------
Osbert M. Hood*++                         125.00                                            11,520.00
---------------------------------- --------------------- ---------------------- -----------------------------------
Independent Trustees:
---------------------------------- --------------------- ---------------------- -----------------------------------
Mary K. Bush                             2,839.02                0.00                       104,000.00
---------------------------------- --------------------- ---------------------- -----------------------------------
Richard H. Egdahl, M.D.                  2,730.96                0.00                       99,750.00
---------------------------------- --------------------- ---------------------- -----------------------------------
Margaret B.W. Graham                     2,839.02                0.00                       104,000.00
---------------------------------- --------------------- ---------------------- -----------------------------------
Marguerite A. Piret                      3,112.73                0.00                       113,562.50
---------------------------------- --------------------- ---------------------- -----------------------------------
Stephen K. West                          2,730.96                0.00                       99,750.00
---------------------------------- --------------------- ---------------------- -----------------------------------
John Winthrop                            2,760.18                0.00                       99,750.00
---------------------------------- --------------------- ---------------------- -----------------------------------
                                        $18,012.87                                          651,532.50
---------------------------------- --------------------- ---------------------- -----------------------------------



* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
** For the fiscal year ended October 31, 2003. There are 57 U.S. registered investment portfolios in the Pioneer Family of Funds.
***  For the calendar year ended December 31, 2003.
+    Mr. Geraci resigned as Trustee effective April 30, 2003.
++   Mr. Hood was elected Trustee effective June 2, 2003.


Approximate Management Fees the Fund Paid or Owed Pioneer


-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended October 31,
-------------------------------------------------------------------------------------------------------------
2003                            2002                                   2001

-------------------------------------------------------------------------------------------------------------
$3,970,426                      $4,396,139                             $4,806,078
-------------------------------------------------------------------------------------------------------------


Fees the Fund Paid to Pioneer under the Administration Agreement

For the Fiscal Years Ended October 31,

2003                            2002                         2001

$165,766                        $112,429                     $226,774


Carryovers of Distribution Plan Expenses


As of December 31, 2003 there was a carryover of distribution expenses under the Class A Plan in the amount of $120,493.

Approximate Net Underwriting Commissions Retained by PFD
Class A



-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended October 31,
-------------------------------------------------------------------------------------------------------------
2003                            2002                                   2001

-------------------------------------------------------------------------------------------------------------
$139,661                        $140,055                               $134,643
-------------------------------------------------------------------------------------------------------------

Approximate Commissions Reallowed to Dealers


-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended October 31,
-------------------------------------------------------------------------------------------------------------
2003                            2002                                   2001

-------------------------------------------------------------------------------------------------------------
$988,450                        $1,113,599                             $942,345
-------------------------------------------------------------------------------------------------------------



Class C



-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended October 31,
-------------------------------------------------------------------------------------------------------------
2003                            2002                                   2001

-------------------------------------------------------------------------------------------------------------
$206,056                        $99,304                                n/a
-------------------------------------------------------------------------------------------------------------



Fund Expenses under the Distribution Plans
For the Fiscal Year Ended October 31, 2003



----------------------------------------------------------------------------------------------------------------------
Class A Plan                    Class B Plan                 Class C Plan                 Class R Plan
----------------------------------------------------------------------------------------------------------------------
$1,087,499                      $1,670,456                   $559,784                     $316
----------------------------------------------------------------------------------------------------------------------


CDSCs


During the fiscal year ended October 31, 2003, CDSCs in the amount of $269,647 were paid to PFD.

Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)


-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended October 31,
-------------------------------------------------------------------------------------------------------------
2003                            2002                                   2001

-------------------------------------------------------------------------------------------------------------
$335,390                        $199,182                               $385,051
-------------------------------------------------------------------------------------------------------------



Capital Loss Carryforwards as of October 31, 2003

As of the end of its most recent taxable year, the fund had a net capital loss carryforward of $21,059,152 which will expire in 2010 if not utilized.

Average Annual Total Returns (October 31, 2003)



----------------------------------------------------------------------------------------------------------------------
                                                 Average Annual Total Return (%)
----------------------------------------------------------------------------------------------------------------------
                                                                                      Since            Inception
Class of Shares                      One Year        Five Years       Ten Years       Inception        Date
----------------------------------------------------------------------------------------------------------------------
Class A Shares                                                                                         7/25/90
----------------------------------------------------------------------------------------------------------------------
Return before taxes                   9.22             0.61            8.23           10.20
----------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions   8.34            -0.78            6.57            8.51
----------------------------------------------------------------------------------------------------------------------
Return after taxes on                 5.92            -0.07            6.30            8.11
distributions and sale of shares
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class B Shares                                                                                         4/4/94
----------------------------------------------------------------------------------------------------------------------
Return before taxes                  10.90            0.83             N/A             9.13
----------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions  10.33           -0.26             N/A             7.80
----------------------------------------------------------------------------------------------------------------------
Return after taxes on                 7.04            0.31             N/A             7.38
distributions and sale of shares
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class C Shares                                                                                         1/31/96+
----------------------------------------------------------------------------------------------------------------------
Return before taxes                  14.93            0.93             N/A             6.93
----------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions  14.33           -0.13             N/A             5.72
----------------------------------------------------------------------------------------------------------------------
Return after taxes on                 9.65            0.41             N/A             5.49
distributions and sale of shares
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class R Shares                                                                                         4/1/03++
----------------------------------------------------------------------------------------------------------------------
Return before taxes                  14.81            1.41            8.42            10.32
----------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions  14.42            1.34            8.38            10.30
----------------------------------------------------------------------------------------------------------------------


                                       53

----------------------------------------------------------------------------------------------------------------------
Return after taxes on                 9.62            1.16            7.46             9.35
distributions and sale of shares
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class Y Shares                                                                                         7/1/96
----------------------------------------------------------------------------------------------------------------------
Return before taxes                   16.45           2.22            N/A              1.78
----------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions   15.36           0.68            N/A              0.29
----------------------------------------------------------------------------------------------------------------------
Return after taxes on                 10.59           1.20            N/A              0.84
distributions and sale of shares
----------------------------------------------------------------------------------------------------------------------



+ The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

++ The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares.




Standardized 30-Day Yield (October 31, 2003)



Class of Shares                             30-Day Yield
Class A                                     1.94%

Class B                                     1.20%

Class C                                     1.21%

Class Y                                     2.51%

Class R                                     2.15%

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)


Moody's Investors Service, Inc. ("Moody's") Prime Rating System


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are

--------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2)   Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     o    Nature of and provisions of the obligation;
     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks


Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. Appendix B - Proxy Voting Policies       Pioneer Investment Management, Inc.

--------------------------------------------------------------------------------

                         VERSION 1.0 DATED JULY 8, 2003

Proxy Voting Policies and Procedures of Pioneer Investment Management, Inc.

                                TABLE OF CONTENTS
                                -----------------
Overview......................................................................61
Proxy Voting Procedures.......................................................61
Proxy Voting Service..........................................................61
Proxy Coordinator.............................................................61
Referral Items................................................................61
Conflicts of Interest.........................................................62
Securities Lending............................................................62
Share-blocking................................................................63
Record Keeping................................................................63
Disclosure....................................................................63
Proxy Voting Oversight Group..................................................63
Proxy Voting Policies.........................................................64
Administrative................................................................64
Auditors......................................................................65
Board of Directors............................................................65
Capital Structure.............................................................67
Compensation..................................................................67
Corporate Governance..........................................................69
Mergers and Restructurings....................................................70
Mutual Funds..................................................................70
Social Issues.................................................................71
Takeover-related Measures.....................................................71

Overview

Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client's interests ahead of its own. Pioneer will vote all proxies presented to it in a timely manner on its behalf.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. These PROXY VOTING POLICIES summarize Pioneer's position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's PROXY VOTING PROCEDURES detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Director of Portfolio Management US determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and
(iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group;

o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator

Securities Lending

Proxies are not available to be voted when the shares are out on loan through either Pioneer's Lending Program or a client's managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date). Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o    Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o    A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than six (6) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or by Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established PROXY VOTING PROCEDURES for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

o    Corporate name change.

o    A change of corporate headquarters.

o    Stock exchange listing.

o    Establishment of time and place of annual meeting.

o    Adjournment or postponement of annual meeting.

o    Acceptance/approval of financial statements.

o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

o    Approval of minutes and other formalities.

o    Authorization of the transferring of reserves and allocation of income.

o    Amendments to authorized signatories.

o    Approval of accounting method changes or change in fiscal year-end.

o    Acceptance of labor agreements.

o    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

o    Seek bids from other auditors.

o    Rotate auditing firms.

o    Indemnify auditors.

o    Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o    Election of an honorary director.

We will vote against:

o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

o    Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o    Requirements for union or special interest representation on the board.

o    Requirements to provide two candidates for each board seat.

Elections of Directors

In uncontested elections of directors we will vote against:

o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against directors who:

o Have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

o Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

o    Contested election of directors.

o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

o    Mandatory retirement policies.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

o    Changes in par value.

o    Reverse splits, if accompanied by a reduction in number of shares.

o Share repurchase programs, if all shareholders may participate on equal terms.

o    Bond issuance.

o    Increases in "ordinary" preferred stock.

o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

     o    Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o    Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o    Proposals to submit private placements to shareholder vote.

o    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

o    401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993
     (OBRA), including:

     o    Amendments to performance plans to conform with OBRA;

     o    Caps on annual grants or amendments of administrative features;

     o    Adding performance goals; and

     o    Cash or cash-and-stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o    Require that option repricings be submitted to shareholders.

o    Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

     o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment,

                    B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

     o    The plan must not:

          o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

          o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

o    All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

o    Limits on executive and director pay.

o    Stock in lieu of cash compensation for directors.

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o    Elimination of stock option plans.

Corporate Governance

Pioneer will vote for:

o    Confidential Voting.

o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

o    Disclosure of beneficial ownership.

We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o    Bundled proposals. We will evaluate the overall impact of the proposal.

o    Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.

We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o    Limitations on stock ownership or voting rights.

o    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

o    Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o    Debt restructurings.

o    Conversion of securities.

o    Issuance of shares to facilitate a merger.

o    Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

o    Establishment of new classes or series of shares.

o    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o    Approval of new or amended advisory contracts.

o    Changes from closed-end to open-end format.

o    Authorization for, or increase in, preferred shares.

o    Disposition of assets, termination, liquidation, or mergers.

Social Issues

Pioneer will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for changes in the company's business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

o    Cumulative voting.

o    Increase ability for shareholders to call special meetings.

o    Increase ability for shareholders to act by written consent.

o    Restrictions on the ability to make greenmail payments.

o    Submitting rights plans to shareholder vote.

o    Rescinding shareholder rights plans ("poison pills").

o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o    Fair price provisions.

     o    Authorization of shareholder rights plans.

     o    Labor protection provisions.

     o    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o    Proposals that allow shareholders to nominate directors.

We will vote against:

o    Classified boards.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

o    Classes of shares with unequal voting rights.

o    Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o    Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                           PART C - OTHER INFORMATION

Item 23.  Exhibits

Amended Form N-1A
Exhibit Reference

       (a)                 1.1.  Agreement and Declaration of Trust(1)
       (a)                 1.2.  Certificate of Trust(1)
       (a)                 1.3.  Establishment and Designation of Class A,
                                 Class B, Class C and Class Y Shares of
                                 Beneficial Interest(2)
       (a)                 1.4   Designation of Class R Shares (8)
       (b)                 2.    Restated By-Laws(5)
       (c)                 4.    Specimen Share Certificate(1)
       (d)                 5.    Management Contract(6)
       (e)                 6.1.  Underwriting Agreement(6)
       (e)                 6.2.  Updated Dealer Sales Agreement(9)
       (f)                 7.    None
       (g)                 8.    Custodian Agreement(6)
       (h)                 9.1.  Investment Company Service Agreement(9)
       (h)                 9.2.  Form of Agreement and Plan of Reorganization(2)
       (h)                 9.3.  Administration Agreement(9)
       (i)                 10.   Opinion of Counsel(2)
       (j)                 11.   Consent of Arthur Andersen LLP(9)
       (k)                 12.   None
       (l)                 13.   None
       (m)                 15.1. Class A Distribution Plan(1)
       (m)                 15.2. Class B Distribution Plan(6)
       (m)                 15.3. Class C Distribution Plan(1)
       (m)                 15.4  Class R Distribution Plan (7)
       (m)                 15.5  Class R Service Plan (7)
       (n)                 18.   Form of Multiclass Plan Pursuant to
                                 Rule 18f-3(7)
       (o)                 19.   Not applicable
       (p)                 20.   Code of Ethics(9)
       N/A                 21.   Powers of Attorney(9)

------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registration Statement (File No. 811-08657) as filed with the Securities and Exchange Commission (the "SEC") on February 17, 1998 (Accession No. 0000734072-98-000137).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on June 24, 1998 (Accession No. 0001016964-98-000063).

(3) Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on October 30, 1998 (Accession No. 0000950146-98-001812).

(4) Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on December 21, 1998 (Accession No.0000950146-98-002124).

(5)Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on March 1, 2001 (Accession No.0000869356-01-000004).

(6)Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC on March 1, 2002 (Accession No.0000869356-02-000005).

(7)Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC on January 8, 2003 (Accession No.0000869356-03-000003).

(8)Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on February 24, 2003 (Accession No.0000869356-03-000012).

(9) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Fund

     None.

Item 25. Indemnification

      Except for the Agreement and Declaration of Trust, dated January 8, 1998, the "Declaration"), establishing the Fund as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Fund shall be indemnified by the Fund or the appropriate Fund series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

     Insofar as indemnification for liability arising under the Securities
Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Fund, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel to Hale and Dorr LLP, 60 State
                              Street, Boston, Massachusetts 02109
Item 27.  Principal Underwriters

         (a) See "Management of the Fund" in the Statement of Additional Information.

         (b)      Directors and officers of Pioneer Funds Distributor, Inc.:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

John F. Cogan, Jr.     Director and                 Chairman, President and
                       President                    Trustee

Steven M. Graziano     Director and Executive Vice
                       President                    None

William F. O'Grady     Director and Executive
                       Vice President               None

Scott C. Brandewiede   Senior Vice President        None

Jennifer Brountas      Senior Vice President        None

Daniel J. Brooks       Senior Vice President        None

Philip Haley           Senior Vice President        None

Julia Hoik             Senior Vice President        None

Barry Knight           Senior Vice President        None

William A. Misata      Senior Vice President        None

Donald S. O'Fee        Senior Vice President        None

Dusty W. Pascall       Senior Vice President        None

Natale Algiere         Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

Marc Rappaport         Senior Vice President        None

Richard L. Sardelli    Senior Vice President        None

Juan Segui-Clausen     Senior Vice President        None

Mark D. Goodwin        Treasurer                    None

Dorothy E. Bourassa    Clerk                        Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 1st day of March, 2004.

                                             PIONEER EQUITY INCOME FUND



                                        By:  /s/ Osbert M. Hood
                                             Osbert M. Hood
                                             Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave*                  Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
/s/Osbert M. Hood                                                 )
Osbert M. Hood                                                    )
                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Osbert M. Hood                   Dated: March 1, 2004)
         Osbert M. Hood
         Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit
Number  Document Title



       (e)                 6.2.  Updated Dealer Sales Agreement
       (h)                 9.1.  Investment Company Service Agreement
       (h)                 9.3.  Administration Agreement
       (j)                 11.   Consent of Arthur Andersen LLP
       (p)                 20.   Code of Ethics
       N/A                 21.   Powers of Attorney